EXHIBIT 10.2

ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated for reference February 6, 2017 is made

BETWEEN:

BEARING RESOURCES LTD., a company incorporated under the laws of the Province of British Columbia, having an office at Suite 1400 – 1111 West Georgia Street, Vancouver, British Columbia V6E 4M3

(“Bearing”)

AND:

OCTAGON HOLDINGS CORP., a company incorporated under the laws of the Nevada, having an office at 3064 Silver Sage Dr. Suite 150, Carson City, Nevada 89701

(the “Vendor”)

WHEREAS:

A. The Vendor is the legal and beneficial owner of a 100% interest in eighty one (81) lode claims located in Esmeralda County, Nevada, as more particularly described in Schedule “A” hereto(together, the “Fish Lake Claims”).

B. The Vendor wishes to sell, and Bearing wishes to purchase, a 100% interest in and to the Fish Lake Claims.

NOW THEREFORE THE PARTIES TO THIS AGREEMENT covenant and agree with each other as follows:

1. Interpretation

1.1 For the purposes of this Agreement, the following terms have the following meanings:

(a) “Closing” means the closing of the sale and purchase of the Fish Lake Claims and “Closing Date” means the day on which Closing occurs;

(b) “Encumbrance” means any mortgage, lien, pledge, charge, encumbrance, royalty, hypothecation, assignment, license, option or right to acquire or any other third person claim or security interest of any nature, regardless of the form, whether or not negotiated or registrable and whether or not consensual or arising by law (statutory or otherwise);

(c) “Bearing” means Bearing Finance Corp., a company incorporated under the laws of the Province of British Columbia;

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(d) “Bearing Shares” means common shares in the authorized share structure of Bearing;

(e) “Fish Lake Claims” means the eighty one (81) lode claims located in Esmeralda County, Nevada, as more particularly described in Schedule “A” hereto;

(f) “Governmental Entity” means any

(i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank or tribunal;

(ii) subdivision, agent, commission, board, or authority of any of the foregoing; or

(iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(g) “Market Price” means, for the purposes of this Agreement, the five day volume weighted average trading price of the common shares of Bearing on the TSX Venture Exchange on the date this Agreement is announced;

(h) “Person” includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

(i) “Purchase Price” has the meaning set out in Section3; and

(j) “Vendor” means Octagon Holdings Corp., a company incorporated under the laws of the Nevada.

2. Purchase and Sale of Interest in Fish Lake Claims

Subject to the satisfaction or waiver of the conditions contained in Section 6 of this Agreement, the Vendor hereby agrees to sell and assign to Bearing and Bearing hereby agrees to purchase all of the right, title and interest in and to the Fish Lake Claims held by the Vendor, and all benefits to be derived therefrom in consideration of the Purchase Price Shares (as defined in Section 3 herein).

3. Payment

3.1 As payment for the Fish Lake Claims, Bearing shall:

(a) on the Closing Date, issue 1,400,000 Bearing Shares (the “Purchase Price Shares”) to the Vendor; and

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(b) on the Closing Date, pay the Vendor US$60,000.

3.2 The price of each Purchase Price Share shall be equal to the Market Price.

4. Resale Restrictions on Purchase Price Shares

The Vendor acknowledges that the Purchase Price Shares to be issued by Bearingas payment for the Fish Lake Claims will be subject to resale restrictions pursuant to applicable securities laws.

5. Representations, Warranties and Covenants

5.1 Bearing hereby represents and warrants to the Vendor that:

(a) it is duly incorporated and organised and validly existing under the laws of its jurisdiction of incorporation;

(b) it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement;

(c) it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any term in:

(i) its articles or by-laws; or

(ii) any other agreement to which it is a party;

(d) upon their issuance, the Purchase Price Shares will be validly issued and outstanding, fully paid and non-assessable common shares in the capital of Bearing registered as directed by the Vendor; and

(e) it has duly executed and delivered this Agreement, which binds it in accordance with its terms.

5.2 The Vendor hereby represents and warrants to Bearing that:

(a) it is duly incorporated and organised and validly existing under the laws of its jurisdiction of incorporation;

(b) it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement;

(c) it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any termin:

(i) its articles or by-laws; or

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(ii) any other agreement to which it is a party;

(d) it has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer all legal and beneficial right, title, interest and ownership in and to the Fish Lake Claims to Bearing, free and clear of any Encumbrances, in accordance with the terms hereof;

(e) this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable in accordance with its terms;

(f) the execution and delivery of this Agreement and any agreements or transactions contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining there to or any agreement to which the Vendor is a party;

(g) the Vendor is an “accredited investor” (as such is defined in United States securities laws) and, concurrent with the execution of this Agreement, shall execute and deliver the “Certification of US Person” attached hereto as Schedule “B” of this Agreement;

(h) the Vendor is the sole 100% legal, beneficial and recorded holder of all of the rights derived from the Fish Lake Claims and is in exclusive possession of the same, free and clear of all Encumbrances or defects in title or third party interests;

(i) there are no pending or threatened adverse claims, challenges, actions, suits, disputes or proceedings regarding the Fish Lake Claims or the Vendor nor, to the best of the Vendor’s knowledge, is there any basis therefore and there are no outstanding notices, orders, assessments, directions, rulings or other documents issued in respect of the Fish Lake Claims by any governmental authority;

(j) there are no outstanding agreements or options to acquire or purchase the Fish Lake Claims or any interest in or portion there of, no person, firm or corporation has any proprietary or possessory interest in the Fish Lake Claims other than the Vendor, and no person is entitled to any royalty or other payment in the nature of rent or royalty in respect of the Fish Lake Claims;

(k) the Fish Lake Claims: (i) have been duly and validly applied for and have been issued and are registered with the Nevada Bureau of Land Management; (ii) are correctly and fully described in Schedule “A” hereto; (iii) all taxes, if any, are fully paid in respect thereof; and (iv) the Fish Lake Claims are valid and subsisting mining claims in good standing under the laws of Nevada;

(l) the Fish Lake Claims are free and clear of all Encumbrances, and all operations of the Vendor there on or in connection there with have been and continue to be in full compliance with all applicable laws and regulations, including those pertaining to mining, labour, health and safety, the environment and taxation;

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(m) the Vendor has the right to enter upon and utilize for the purpose soft he exploration and exploitation of the mineral resources there under, the surface of the lands subject to the Fish Lake Claims;

(n) except as to matters otherwise disclosed in writing to Bearing prior to the date of this Agreement:

(i) to the best of the Vendor’s knowledge, the conditions existing on or related to any of the Fish Lake Claims or land associated there with and the Vendor’s ownership and operations of the Fish Lake Claims or land associated there with are incompliance with and are not in violation of any laws (including without limitation any environmental laws), nor causing or permitting any damage (including Environmental Damage, as defined below) or impairment to the health, safety or enjoyment of any person at or on the Fish Lake Claims or land associated there with or in the general vicinity of the Fish Lake Claims or land associated there with;

(ii) to the best of the Vendor’s knowledge, there have been no past violations by the Vendor or the Vendor’s predecessors in title of any environmental laws or other laws affecting or pertaining to any of the Fish Lake Claims or land associated there with, nor any past creation of damage or threatened damage to the air, soil, surface waters, groundwater, flora, fauna or other natural resources on, about or in the general vicinity of any of the Fish Lake Claims or land associated there with (“Environmental Damage”);

(iii) to the best of the Vendor’s knowledge, no hazardous materials or other materials used in or generated by the use of the Fish Lake Claims or land associated there with have been or are currently placed, used, stored, treated, manufactured, disposed of, released discharged, spilled or emitted in material violation of any environmental laws;

(iv) there is no agreement or consent order to which the Vendor is a party relating to any environmental matter relating to the Fish Lake Claims or land associated there with and to the best of the Vendor’s knowledge, no such agreement is necessary for the continued compliance with environmental laws;

(v) there have been no orders issued or threatened and no investigations conducted, taken or threatened under or pursuant to environmental laws with respect to the Fish Lake Claims or land associated there with of which the Vend or is aware other than routine inspections. The Vendor is not aware of any circumstances or events that have any reasonable prospect of resulting in any claim, action or other proceeding with respect to Environmental Damage or in an order or investigation under any environmental laws;

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(vi) the Vendor has not received inquiry from or notice of a pending investigation from any governmental agency or of any administrative or judicial proceeding concerning the violation of any laws or environmental laws; and

(vii) there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Fish Lake Claims or land associated there with and the conduct of the operations related there to, the Vendor has not received any notice of the same and is not aware of any basis on which any such orders or direction could be made;

(o) the Fish Lake Claims are not located within a natural protected area, whether federal, provincial or local, nor is the Vendor aware or has received any notice on the possible creation of any environmental protected area within the area covered by the concession;

(p) to the best of the Vendor’s knowledge, no archaeological vestiges have been found in the Fish Lake Claims; and

(q) the Vendor is not aware of any material factor circumstance which has not been disclosed to B earing which should be disclosed in order to prevent the representations and warranties in this Section from being misleading or which may be material in Bearing’s decision to enter into this Agreement and acquire a 100% interest in the Fish Lake Claims.

5.3 The representations and warranties here in before set out are conditions on which the parties have relied in entering in to this Agreement and will survive the acquisition of any interest in the Fish Lake Claims by Bearing, and each party will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by such party and contained in this Agreement.

6. Conditions of Closing

6.1 The completion of the purchase and sale of the Fish Lake Claims is subject to the following conditions precedent which are for the exclusive benefit of Bearing and are to be fulfilled by the Vendor or otherwise waived prior by Bearing at or prior to the Closing Date:

(a) the representations and warranties of the Vendor set forth herein will be true and correct as at the Closing Date with the same force and effect as though made at the Closing Date;

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(b) the Vendor will have performed or complied in all material respects with all of the covenants, agreements and conditions agreed to be performed or complied with by the Vendor under the terms of this Agreement;

(c) the Vendor will have delivered to Bearing all such documents as are necessary to transfer title or interest in and to the Fish Lake Claims to Bearing, in a form satisfactory to legal counsel to Bearing;

(d) Bearing will have received the acceptance of the TSX Venture Exchange regarding the issuance of the Purchase Price Shares; and

(e) this Agreement will not have been terminated pursuant to Section 7.

6.2 The completion of the purchase and sale of the Fish Lake Claims is subject to the following conditions precedent which are for the exclusive benefit of the Vendors and are to be fulfilled by Bearing or otherwise waived prior by the Vendor at or prior to the Closing Date:

(a) the representations and warranties of Bearing set forth herein will be true and correct as at the Closing Date with the same force and effect as though made at the Closing Date;

(b) Bearing will have performed or complied in all material respects with all of the covenants, agreements and conditions agreed to be performed or complied with by Bearing under the terms of this Agreement; and

(c) this Agreement will not have been terminated pursuant to Section 7.

7. Termination

This agreement may be terminated:

(a) by mutual written consent and agreement of Bearing and the Vendor;

(b) by Bearing, upon written notice to the Vendor:

(i) if any of the other conditions set forth in Section 6.1 are not satisfied or waived on or before the Closing Date; or

(ii) if there is a breach by the Vendor of any covenant or obligation provided in this Agreement prior to the Closing Date; or

(c) by the Vendor upon written notice to Bearing:

(i) if any of the other conditions set forth in Section 6.2 are not satisfied or waived on or before the Closing Date; or

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(ii) if there is a breach by Bearing of any covenant or obligation provided in this Agreement prior to the Closing Date.

8. Closing Matters

8.1 Subject to the conditions in Section 6 being waived or fulfilled, the purchase and sale of the Fish Lake Claims will close on or before February, 2017 (the “Closing Date”) or such other date as otherwise agreed in writing by the parties, but in any event, no later than February _, 2017.

8.2 The Vendor agrees to execute and deliver, on the Closing Date, all deeds of conveyance, quitclaims, bills of sale, agreements, registrations, notarizations, transfers, and assignments (the “Transfer Documents”) in form and content reasonably satisfactory to Bearing’s counsel, as may be required to effectively transfer a 100% right, title and interest to the Fish Lake Claims to Bearing, free and clear of all liens, charges and encumbrances and the Transfer Documents will be registerable in all places where registration of them is required to transfer title of the Fish Lake Claims to the extent contemplated by this Agreement, and Bearing will: (a) pay the Vendor US$60,000; and (b)issue to the Vendor a share certificate for the Purchase Price Shares in the amount and in the manner and as set out in Section 3.

8.3 Bearing will file or cause to be filed the Transfer Documents and the Vendor agrees to provide any additional information or documents, or to do or cause to be done such acts as required to transfer title or interest in and to the Fish Lake Claims to Bearing.

9. Expenses

9.1 All fees and expenses incurred in connection with the transactions contemplated by this Agreement will be borne by the party incurring such expense.

10. Notice

10.1 All notices and other required communications and deliveries to the parties will be in writing given by personal delivery or by electronic means addressed as follows (or to such other address as the parties may specify in writing from time to time):

(a) to the Vendor

Octagon Holdings Corp.

3064 Silver Sage Dr. Suite 150

Carson City, Nevada 89701

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to Bearing:

Bearing Resources Corp

Suite 1400 – 1111 West Georgia Street

Vancouver, British Columbia V6E 4M3

Attention: Jeremy Poirier

Email: jpoirier@bearingresources.ca

with a copy to Bearing’s solicitors:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

1066 West Hastings Street

Vancouver, British ColumbiaV6E 3X1

Attention: Lisa Stewart

Email: lstewart@moisolicitors.com

Fax: 604-687-7099

Any notices and other required communications and deliveries given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic means, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next day if not given during such normal business hours on any day.

11. Entire Agreement

11.1 This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings and agreements, whether oral or written, by or between the parties. No promise or inducement not expressly provided for herein has been made, given or relied upon by the parties as consideration for this Agreement.

12. Amendment

12.1 This Agreement may only be amended in writing with the mutual consent of all parties.

13. Consent and Waiver

13.1 No consent or waiver, express or implied, by either party in respect of any breach or default by the other party in the performance by such other party of its obligations under this Agreement will be deemed or construed to be a consent to or a waiver or any other breach or default.

14. Further Assurances

14.1 The parties will promptly execute, or cause to be executed, all bills of sale, agreements, registrations, notarizations, transfers, documents, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent and purpose of this Agreement or to record wherever appropriate the respective Fish Lake Claims from time to time of the parties in the Fish Lake Claims.

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15. Severability

15.1 Each of the provisions of this Agreement shall be separate and distinct and, if any provision of this Agreement shall be invalid, illegal or unenforceable in whole or in part in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

16. Governing Law

16.1 This Agreement shall be governed by the laws of British Columbia and the laws of Canada applicable there to, and shall by all means be construed as a British Columbia contract. The Parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute, claim or other matter arising under this Agreement.

17. No Assignment

17.1 A Party may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of the other Party, which consent may be withheld for any reason. This Agreement shall be binding upon and enure to the benefit of the respective successors and permitted assigns of the Parties.

18. Time

18.1 Time is of the essence in this Agreement.

19. Counterparts and Execution by Electronic Means

19.1 This Agreement may be executed by the parties in separate in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. Each party shall be entitled to rely on delivery of an electronic or facsimile copy of this Agreement, and acceptance by either Party of an electronic or facsimile copy of this Agreement shall create a legal, valid and binding agreement between the Vendor and Bearing in accordance with the terms hereof.

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IN WITNESS WHERE OF the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

BEARING RESOURCES LTD.

By:
Name:	Jeremy Poirier
Title:	President & Chief Executive Officer

OCTAGON HOLDINGS CORP.

By:
Name:	LI HANXUN
Title:	DIRECTOR

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SCHEDULE “A”

Fish Lake Claims

Schedule A

FLV Lode Mining Claims

Esmeralda County, Nevada

Octagon Holdings Corp.

Name	NMC Serial No	County No	Count
FLV 1	1135246	206005	1
FLV 2	1135247	206006	2
FLV 3	1135248	206007	3
FLV 4	1135249	206008	4
FLV 5	1135250	206009	5
FLV 6	1135251	206010	6
FLV 7	1135252	206011	7
FLV 8	1135253	206012	8
FLV 9	1135254	206013	9
FLV 10	1135255	206014	10
FLV 11	1135256	206015	11
FLV 12	1135257	206016	12
FLV 13	1135258	206017	13
FLV 14	1135259	206018	14
FLV 15	1135260	206019	15
FLV 16	1135261	206020	16
FLV 17	1135262	206021	17
FLV 18	1135263	206022	18
FLV 19	1135264	206023	19
FLV 20	1135265	206024	20
FLV 21	1135266	206025	21
FLV 22	1135267	206026	22
FLV 23	1135268	206027	23
FLV 24	1135269	206028	24
FLV 25	1135270	206029	25
FLV 26	1135271	206030	26
FLV 27	1135272	206031	27
FLV 28	1135273	206032	28
FLV 29	1135274	206033	29
FLV 30	1135275	206034	30
FLV 31	1135276	206035	31
FLV 32	1135277	206036	32
FLV 33	1135278	206037	33
FLV 34	1135279	206038	34
FLV 35	1135280	206039	35
FLV 36	1135281	206040	36

2

Name	NMC Serial No	County No	Count
FLV 37	1135282	206041	37
FLV 38	1135283	206042	38
FLV 39	1135284	206043	39
FLV 40	1135285	206044	40
FLV 41	1135286	206045	41
FLV 42	1135287	206046	42
FLV 43	1135288	206047	43
FLV 44	1135289	206048	44
FLV 45	1135290	206049	45
FLV 46	1135291	206050	46
FLV 47	1135292	206051	47
FLV 48	1135293	206052	48
FLV 49	1135294	206053	49
FLV 50	1135295	206054	50
FLV 51	1135296	206055	51
FLV 52	1135297	206056	52
FLV 53	1135298	206057	53
FLV 54	1135299	206058	54
FLV 55	1135300	206059	55
FLV 56	1135301	206060	56
FLV 57	1135302	206061	57
FLV 58	1135303	206062	58
FLV 59	1135304	206063	59
FLV 60	1135305	206064	60
FLV 61	1135306	206065	61
FLV 62	1135307	206066	62
FLV 63	1135308	206067	63
FLV 64	1135309	206068	64
FLV 65	1135310	206069	65
FLV 66	1135311	206070	66
FLV 67	1135312	206071	67
FLV 68	1135313	206072	68
FLV 69	1135314	206073	69
FLV 70	1135315	206074	70
FLV 71	1135316	206075	71
FLV 72	1135317	206076	72
FLV 73	1135318	206077	73
FLV 74	1135319	206078	74
FLV 75	1135320	206079	75
FLV 76	1135321	206080	76
FLV 77	1135322	206081	77

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Name	NMC Serial No	County No	Count
FLV 78	1135323	206082	78
FLV 79	1135324	206083	79
FLV 80	1135325	206084	80
FLV 81	1135326	206085	81

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SCHEDULE “B”

CERTIFICATION OF U.S. PERSON

In connection with the execution of the issuance of common shares (the “Shares”) of Bearing Resources Ltd. (the “Issuer”), the undersigned (the “Holder”) represents and warrants to the Issuer that:

1.	It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.	The Issuer has provided to it the opportunity to ask questions and receive answers concerning the Shares and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.	It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

4.	It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

5.	If the Holder is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US $1,000,000, calculated by (i) not including the person’s primary residence as an asset; (ii) not including indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) including indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities as a liability;

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

6.	If the Holder is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

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A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Shares and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares;

An investment company registered under the Investment Company Act of 1 940 or a business development company as defined in Section 2(a)(48) of that Act;

A Small Business Investment Company licensed by the U .S. Small Business Administration under Section 30 I (c) or (d) of the Small Business Investment Act of 1958;

A private business development company as defined 111 Section 202(a)(22) of the In vestment Advisors Act of 1940; or

☑	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

7.	It has not purchased the Shares as a result of any form of genera l solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8.	If it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Issuer;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation Sunder the 1 933 Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(d)	the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer.

9.	The certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend in substantially the form as follows:

"THE SECU RITIES REPRESENTED HEREBY HA V E NOT BEEN REGISTERED UNDE R THE UNITED STATES SECURITIES ACT OF 1 933, AS AME DED (THE "U .S. SECURITIES ACT''). THE HOLDER H EREOF, BY PU RCHASING SUCH SECU RITIES, AGREES FOR THE BENEF IT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMP/\NY ; (B) OUTSIDE THE UNITED STATES IN A CCORDANCE W ITH RUL E 904 OF REGUL ATION S UNDER THE U.S. SECURITI ES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UN DER THE U.S. SECURITIES ACT PROV IDED BY R ULE 144 THEREUNDER, IF AVA I LABLE, A D I N COMPLIANCE WITH ANY APPLICABLE STATE SECUR ITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the Holder upon provision by the Holder of a declaration in the appropriate form, together with such other evidence of the availability of an exemption as the Issuer or its transfer agent may reasonably require.

Certificates representing Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

10.	It understands and agrees that there may be material tax consequences to the Holder of an acquisition or disposition of the Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Holder under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Shares, in particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code.

11.	It understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards (IFRS), which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

12.	It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

13.	It is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), a “U.S. Person” as such term is defined in Regulation S of the 1933 Act or was in the United States at the time the securities were offered or the Subscription Agreement was executed.

14.	It understands that the Shares are “restricted securities” under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Holder may dispose of the Shares only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Holder understands that the Issuer has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Holder understands that absent registration, under the rules of the SEC, the Holder may be required to hold the Shares indefinitely or to transfer the Shares in "private placements" which are exempt from registration under the 1933 Ac4 in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Holder. As a consequence, the Holder understands that it must bear the economic risks of the in vestment in the Shares for an indefinite period of time.

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15.	It has n o intention to distribute, and shall not transfer, either directly or indirectly any of the Shares to any person within the United States or to U.S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

16.	It has no intention to distribute , and shall not transfer, either directly or indirectly any of the Shares to any person within the United States or to U .S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

Dated ______________________, 2017

X
Signature of individual (if Purchaser is an individual)

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Authorized signatory (if Holder is not an individual)

Name of Holder (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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